UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Filed by Plug Power Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Plug Power Inc.

Commission File No.: 001-34392

The following is the text of a message posted by Plug Power Inc. on its website on February 10, 2026:

Let us Close this Out – Vote Yes on Proposal 2

By: Andy Marsh, CEO and Executive Chairman

Based on the most recent preliminary tabulation, approximately 49.7% of the outstanding shares have voted FOR Proposal 2. We need a majority of the outstanding shares (50% plus one share) to get this done.

Let me restate this as clearly as possible:

•	A NO vote on Proposal 2 is a vote for both a reverse stock split and an increase in authorized shares of common stock available for issuance.

•	A YES vote only increases the authorized shares of common stock available for issuance and avoids a reverse stock split.

How you can help right now:

1.	If you voted NO or abstained, please reconsider and change your vote to YES. More than 10 million shares have already flipped, and every vote matters.

2.	If you know someone who voted NO or abstained, ask them to flip their vote. As discussed in prior blogs, a YES vote is clearly in shareholders’ economic interest. The data shows reverse stock splits have had a negative impact on stock performance in the short to near-term.

3.	If you are a European investor, please review my blog from Friday. Despite the challenges, some European investors have been able to vote.

We are right at the finish line. Let’s sprint through the tape and get this done.

Here’s a reminder on how to vote.

•	Charles Schwab / TD Ameritrade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

You can log into your online account, use the keyword “proxy events” in the search bar, and navigate to proxy events.

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Fidelity / National Financial Services

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“Fidelity.Investments.email@shareholderdocs.fidelity.com”, “e-notification@edocs.mybrokerageinfo.com”, “id@proxyvote.com”, or “Plug Power”

Follow the instructions in the email.  If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Morgan Stanley / E-Trade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Robinhood

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“noreply@robinhood.com”, or “Plug Power”

Follow the instructions in the email by clicking the “Vote” icon.

If you have not received any proxy voting materials via email, contact your broker as soon as possible to request a control number to vote online.

•	Merrill Lynch

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Vanguard

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Other brokers

Search your inbox for “Plug Power” or the below common domains supporting proxy voting.

“id@proxyvote.com”, “@proxydocs.com”, “@proxypush.com”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

Some brokers outside of the U.S. do not allow retail shareholders to vote. Please contact your broker immediately if you have not received proxy materials in connection with the Plug Power Special Meeting.

Further Questions?

Contact the Company’s proxy solicitor, Sodali & Co, at (833) 924-7453 or Plug@investor.sodali.com.

Important Additional Information and Where to Find It

Plug has filed a definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Special Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY because they contain important information about the matters to be voted on at the Special Meeting. Stockholders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or on Plug’s website at www.plugpower.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Information about the Company’s directors and executive officers is outlined in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 9, 2025, and information about their ownership of Plug’s stock is outlined in the definitive proxy statement for the Special Meeting filed with the SEC on December 12, 2025.

The following is the text of a message posted by Plug Power Inc. on its website on February 10, 2026:

Update on Voting (with DEGIRO) in Europe

By Andy Marsh, CEO and Chairman

Another of many voting posts, but sharing this as I just went through it in case it's handy.

Voting via DEGIRO is no longer possible as they require weeks of notice prior to the Special Meeting. However, as other investors mentioned on Reddit, DEGIRO can issue a stamped Certificate of Ultimate Beneficial Ownership (UBO) certificate dated 12 December (at 5 EUR cost). You can then vote through Sodali if you sign their proxy card and provide them with the certificate.

Note that DEGIRO did not proactively offer this solution. They had just said that voting was no longer possible.

So, in short:

1. Email DEGIRO at ca@degiro.nl / clients@degiro.com requesting a UBO certificate of your Plug Power shares dated 12 December 2025, and confirming that you agree to the 5 EUR fee. They will make the UBO certificate available in your DEGIRO account's inbox, and credit the fee from your balance.

2. Email Sodali at plug@investor.sodali.com requesting the proxy card for Plug's Special Meeting scheduled for 17 February, and mention that you cannot vote through DEGIRO in Europe.

3. Fill out and sign the proxy card. Then return it to Sodali together with the UBO certificate you received from DEGIRO.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Special Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY because they contain important information about the matters to be voted on at the Special Meeting. Stockholders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or on the Company’s website at www.plugpower.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Information about the Company’s directors and executive officers is outlined in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 9, 2025, and information about their ownership of the Company’s stock is outlined in the definitive proxy statement for the Special Meeting filed with the SEC on December 12, 2025.